EXHIBIT 99.1

cbdMD Reports Third Quarter Fiscal 2021 Results

Year-Over-Year Net Sales Remain Steady of $10.6 Million,

Resulting in Record Trailing Twelve Month Net Sales of Over $46.4 Million

Earnings of $.02 Per Share for the Quarter

Due To Product Production Delays From Vendors on New Product Launches,

Company Reduces Q1 Fiscal 2022 Net Sales Guidance to Range of $14.9 million to $15.5 million

CHARLOTTE, NC -- August 12, 2021 -- (Business Wire) -- cbdMD, Inc. (NYSE American: YCBD, YCBDpA), one of the nation’s leading and most highly trusted and recognized cannabidiol (CBD) brands, today announced its financial results and its business highlights for its third quarter and nine months ended June 30, 2021.

Financial highlights for the Quarter Ended June 30, 2021:

•	Net sales of $10.6 million for the third quarter of fiscal 2021 remained steady year-over-year resulting in record trailing twelve-month net sales of over $46.4 million.

•	Gross profit margin for the third quarter of fiscal 2021 remained strong at approximately 68%, up from 65% in the prior year’s third quarter.

•	E-commerce direct-to-consumer net sales were $7.8 million, a decrease of 4.9% from the prior year’s third fiscal quarter.

•	Wholesale (including brick and mortar retail customers) net sales were $2.7 million, an increase of 13.7% from the prior year’s third fiscal quarter.

•	Paw CBD (our award-winning CBD pet brand) had net sales of $1.5 million, an increase of 20.6% from the prior year’s third fiscal quarter.

•	Quarterly operating expenses for the third quarter of fiscal 2021 were $13.9 million, an increase of 40.6% as compared to the third quarter of fiscal 2020 at $8.2 million.

•	Loss from operations increased to $6.7 million for the third quarter of fiscal 2021 compared to $1.4 million from the prior year’s third fiscal quarter.

•

Non-GAAP adjusted operating loss increased to $5.4 million, compared to $187,000 from the prior year’s fiscal quarter, and for the nine months ending June 30, 2021, our non-GAAP adjusted operating loss decreased by 15.2% to $8.5 million compared to $10.1 million for the prior year’s nine month period.

•

Net income attributable to common shareholders for the third quarter of fiscal 2021 was approximately $977,000, or $0.02 per share, as compared to net loss of approximately $9.1 million, or $(0.18) per share from the prior year’s third fiscal quarter. Our net income attributable to common shareholders was principally attributable to a decrease of approximately $6.9 million in the non-cash contingent liability which is associated with earnout shares which may be issued under the terms of the December 2018 acquisition of Cure Based Development (which owned the cbdMD brand).

•

As of June 30, 2021, we had working capital of approximately $23.2 million and cash on hand of approximately $18.9 million as compared to working capital of approximately $16.0 million and cash on hand of approximately $14.8 million at September 30, 2020.

•

Due to production delays from vendors on new product launches, we are now are revising our net sales guidance for the first quarter of fiscal 2022 ending December 31, 2021 from range of $15.5 million to $16.25 million to range of $14.9 million to $15.5 million, or 20-25% YOY sales growth for the December, 2021 quarter.

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Business highlights since the start of the third quarter of fiscal 2021 include:

•	Expanded upon our award-winning sleep products, adding higher CBD strength tinctures and soft gels with additional levels of CBN.

•

Launched cbdMD Therapeutics subsidiary to advance cannabinoid science and clinical studies and launched an initial animal health study in collaboration with Colorado State University’s Veterinary Program to study impact of our proprietary CBD on osteoarthritis.

•

Renewed our NSF certification; underwent the US Hemp Authority audit, receiving our seal of approval on May 10, 2021; underwent the National Animal Supplement Council (NASC) audit, receiving their prestigious Quality Seal of approval early August 2021.

•	Signed an exclusive sponsorship agreement as the Official CBD Partner of the NOBULL CrossFit Games.

•	Signed a sponsorship agreement with Master Champion and 9 Time PGA Tour Winner, Patrick Reed, who is now on Team cbdMD.

•	Extended our partnership with Bellator MMA.

•	Closed on the public offering of 8.0% Series A Cumulative Convertible Preferred Stock for total gross proceeds of $16.5 Million.

•	Acquired directcbdonline.com, adding a leading CBD marketplace, an online seller of CBD brands and products, providing access to their customer intelligence and database.

•	Announced the addition of new role of Chief Revenue Officer.

“We continue to build upon our success and develop our science and infrastructure, which we believe will drive shareholder value and separate our brands from our competition. We believe that our proven ability to innovate our marketing as well as deliver award winning products to our consumers will achieve significant and lasting market brand recognition and consumer acceptance for our cbdMD, Paw CBD and cbdMD Botanicals brands,” said Martin Sumichrast, Chairman and Co-CEO of cbdMD, Inc.

cbdMD, Inc. will host a conference call at 4:15 p.m., Eastern time, on Thursday, August, 2021, to discuss the company’s first quarter fiscal 2021 financial results and business progress.

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CONFERENCE CALL DETAILS

Title:	cbdMD Second Quarter 2021 Earnings Call

Event Date:	Thursday, August 12, 2021 - 4:15 PM Eastern Time

Event Link:	Webcast URL https://www.webcaster4.com/Webcast/Page/2206/41216

Webcast Replay Expiration:	Thursday, August 12, 2022

Participant Numbers:	Toll Free: 888-506-0062 International: 973-528-0011 Entry code (not required): 233626

Replay Number:	Toll Free: 877-481-4010 International: 919-882-2331 Replay Passcode: 41216

About cbdMD, Inc.

cbdMD, Inc. is one of the leading and most highly trusted and most recognized cannabidiol (CBD) brands with a comprehensive line of U.S. produced, THC-free1 CBD products. Our cbdMD brand currently includes over 130 SKUs of high-grade, premium CBD products including CBD tinctures, CBD gummies, CBD topicals, CBD capsules, CBD bath bombs, CBD bath salts, CBD sleep aids and CBD drink mixes. Our Paw CBD brand of pet products includes over 45 SKUs of veterinarian-formulated products including tinctures, chews, topicals products in varying strengths, and our CBD Botanicals brand of beauty and skincare products features 15 SKUs, including facial oil and serum, toners, moisturizers, clear skin, facial masks, exfoliants and body care. To learn more about cbdMD and their comprehensive line of U.S. grown, THC-free1 CBD oil products, please visit www.cbdmd.com, follow cbdMD on Instagram and Facebook, or visit one of the 6,000 retail outlets that carry cbdMD products.

_________

1 THC-free is defined as below the level of detection using validated scientific analytical methods.

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Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 as filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2020, Item 1A. Risk Factors, contained in our Quarterly Report on Form 10-Q for the period ended June 30, 2021 as filed with the SEC on August 12, 2021 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

Non-GAAP Financial Measures

This press release includes a financial measure that excludes the impact of certain items and therefore has not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). cbdMD, Inc. has included adjusted loss from operations because management uses this measure to assess operating performance in order to highlight trends in our business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The adjusted operating loss has not been prepared in accordance with GAAP. This non-GAAP financial measure should not be considered as an alternative to, or more meaningful than, net loss from operations as an indicator of our operating performance. Further, this non-GAAP financial measure, as presented by cbdMD, Inc., may not be comparable to similarly titled measures reported by other companies. cbdMD, Inc. has attached to this press release a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

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cbdMD, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2021 AND SEPTEMBER 30, 2020

	(Unaudited)
	June 30,	September 30,
	2021	2020
Assets

Current assets:
Cash and cash equivalents	$18,984,012	$14,824,644
Accounts receivable	1,467,598	911,482
Accounts receivable – discontinued operations	18,467	447,134
Marketable securities	13,412	26,472
Investment other securities	1,000,000	250,000
Inventory	4,738,418	4,603,360
Inventory prepaid	673,588	288,178
Prepaid software	-	174,308
Prepaid sponsorship	1,628,418	1,203,300
Prepaid expenses and other current assets	1,459,300	983,374
Total current assets	29,983,213	23,712,252

Other assets:
Property and equipment, net	2,775,203	3,183,487
Operating lease assets	5,929,300	6,851,357
Deposits for facilities	529,583	790,708
Intangible assets, net	21,635,000	21,635,000
Goodwill	54,669,997	54,669,997
Total other assets	85,539,083	87,130,549

Total assets	$115,522,296	$110,842,801

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CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2021 AND SEPTEMBER 30, 2020
(continued)

	(Unaudited)
	June 30,	September 30,
	2021	2020
Liabilities and shareholders' equity

Current liabilities:
Accounts payable	$3,144,380	$2,850,421
Deferred revenue	755	-
Accrued expenses	2,362,024	2,769,920
Operating leases – current portion	1,184,839	1,159,098
Paycheck Protection Program loan, current portion	-	854,000
Note payable	58,488	55,639
Total current liabilities	6,750,486	7,689,078

Long term liabilities:
Long term liabilities	124,226	264,367
Paycheck Protection Program loan	-	602,100
Operating leases - long term portion	5,137,552	6,010,208
Contingent liability	7,751,104	16,200,000
Deferred tax liability	130,000	895,000
Total long term liabilities	13,142,882	23,971,675

Total liabilities	19,893,368	31,660,753

cbdMD, Inc. shareholders' equity:
Preferred stock, authorized 50,000,000 shares, $0.001
par value, 2,800,000 and 500,000 shares issued and outstanding, respectively	2,800	500
Common stock, authorized 150,000,000 shares, $0.001
par value, 56,973,815 and 52,130,870 shares issued and outstanding, respectively	56,974	52,131
Additional paid in capital	158,198,042	126,517,784
Accumulated deficit	(62,628,889)	(47,388,367)
Total cbdMD, Inc. shareholders' equity	95,628,927	79,182,048

Total liabilities and shareholders' equity	$115,522,295	$110,842,801

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cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED JUNE 30, 2021 and 2020

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020

Gross Sales	$11,352,585	$10,809,387	$36,941,917	$30,925,678
Allowances	(792,062)	(172,842)	(2,254,481)	(741,861)
Total Net Sales	10,560,523	10,636,545	34,687,436	30,183,817
Cost of sales	3,370,952	3,748,024	10,444,353	10,180,637

Gross Profit	7,189,571	6,888,521	24,243,083	20,003,180

Operating expenses	13,865,191	8,226,029	36,846,371	33,053,962
(Loss) from operations	(6,675,620)	(1,337,508)	(12,603,288)	(13,050,782)
Realized and Unrealized gain (loss) on marketable and other securities, including impairments	(18,623)	(30,849)	526,940	(906,011)
Gain (loss) on extinguishment of debt	1,466,113	-	1,466,113	-
(Increase) decrease of contingent liability	6,871,000	(7,580,000)	(10,500,000)	30,580,000
Interest (expense) income	(2,582)	3,436	(23,573)	46,311
Income (loss) before provision for income taxes	1,640,288	(8,944,921)	(21,133,808)	16,669,518

Benefit for income taxes	(103,000)	-	765,000	2,240,300
Net (Loss) Income from continuing operations	1,537,288	(8,944,921)	(20,368,808)	18,909,818
Net (Loss) from discontinued operations, net of tax (Note 14)	-	(7,781)	-	(48,983)
Net (Loss) Income	1,537,288	(8,952,702)	(20,368,808)	18,860,835
Preferred dividends	560,281	100,050	1,220,610	266,800

Net (Loss) Income attributable to cbdMD, Inc. common shareholders	$977,007	$(9,052,752)	$(21,589,418)	$18,594,035

Net (Loss) Income per share:
Basic earnings per share	0.02	(0.18)	(0.43)	0.45
Diluted earnings per share	0.02	-	(0.43)	0.44
Weighted average number of shares Basic:	56,676,326	51,335,648	52,793,872	41,411,261
Weighted average number of shares Diluted:	61,431,643	-	52,793,872	42,534,519

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cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE AND NINE MONTHS ENDED JUNE 30, 2021 AND 2020
(Unaudited)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020

Net (Loss) Income	$1,537,288	$(8,952,702)	$(20,368,808)	$18,860,835
Comprehensive (Loss) Income	1,537,288	(8,952,702)	(20,368,808)	18,860,835

Preferred dividends	(560,281)	(100,050)	(1,220,610)	(266,800)
Comprehensive (Loss) Income attributable to cbdMD, inc. common shareholders	$977,007	$(9,052,752)	$(21,589,418)	$18,594,035

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cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2021 AND 2020
(unaudited)

	Nine Months	Nine Months
	Ended	Ended
	June 30,	June 30,
	2021	2020

Cash flows from operating activities:
Net (Loss) Income	$(20,368,808)	$18,860,835
Adjustments to reconcile net (income) loss to net cash used by operating activities:
Stock based compensation	807,523	1,391,271
Restricted stock expense	1,137,583	138,001
Marketing stock amortization	660,232	-
Issuance of stock / warrants for service	98,605	84,450
Inventory anf materials impariment	-	233,372
Impairment on discontinued operations asset	-	45,783
Depreciation and amortization	719,856	499,394
Other than temporary impairment other securities and other accounts receivable	-	760,000
Increase/(Decrease) in contingent liability	10,500,000	(30,580,000)
Realized and unrealized loss of Marketable and other securities	(526,939)	146,011
Merchant reserve settlement	-	132,657
Termination benefit	495,568	-
Extinguishment of Paycheck Protection Porgram Loan	(1,466,113)	-
Non-cash lease expense	922,057	878,986
Changes in operating assets and liabilities:
Accounts receivable	(556,116)	710,629
Deposits	261,125	(147,166)
Merchant reserve	-	386,912
Inventory	(135,058)	(2,329,112)
Prepaid inventory	(385,410)	621,573
Prepaid expenses and other current assets	(141,393)	1,007,374
Accounts payable and accrued expenses	(603,216)	(480,424)
Operating lease liability	(846,914)	(766,289)
Note payable	-	42,968
Deferred revenue / customer deposits	4,478	(7,339)
Collection on discontinued operations accounts receivable	428,667	333,333
Deferred tax liability	(765,000)	(2,240,300)
Cash used by operating activities	(9,759,273)	(10,277,081)

Cash flows from investing activities:
Purchase of other investment securities	(210,000)	-
Purchase of property and equipment	(311,572)	(1,851,746)
Cash provided (used) by investing activities	(521,572)	(1,851,746)

Cash flows from financing activities:
Proceeds from issuance of common stock	-	16,771,756
Proceeds from issuance of preferred stock	15,798,115	4,421,928
Pacycheck Protection Program Loan	-	1,456,100
Note payable	(137,292)	-
Preferred dividend distribution	(1,220,610)	(266,800)
Deferred issuance costs	-	62,197
Cash provided by financing activities	14,440,213	22,445,181
Net increase (decrease) in cash	4,159,368	10,316,354
Cash and cash equivalents, beginning of period	14,824,644	4,689,966
Cash and cash equivalents, end of period	$18,984,012	$15,006,320

Supplemental Disclosures of Cash Flow Information:

	Nine Months	Nine Months
	Ended	Ended
	June 30,	June 30,
	2021	2020

Cash Payments for:
Interest expense	$23,573	$26,126

Non-cash financial activities:
Issuance of Contingent earnout shares:	$12,600,000	$-
Warrants issued to representative	$254,950	$524,113

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cbdMD, Inc.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF NON-GAAP ADJUSTED INCOME (LOSS) FROM OPERATIONS

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
(Unaudited)

GAAP (loss) from operations	$(6,675,620)	$(1,337,508)	$(12,603,288)	(13,050,782)
Adjustments:
Depreciation	246,533	211,937	719,856	499,394
Employee and director stock compensation (1)	959,319	388,185	2,049,326	1,447,861
Other non-cash stock compensation for services (2)	28,650	-	97,721	97,721
Inventory adjustment (3)	-	316,922	-	483,315
One-time adbnormal inventory adjustment (4)	50,000	233,373	50,000	233,373
Accrual for severance	-	-	703,022	-
Accrual / expenses for discretionary bonus	150,000	-	450,000	222,500
Non-GAAP adjusted (loss) from operations	$(5,391,118)	$(187,091)	$(8,533,363)	$(10,066,619)

(1) Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the period.

(2) Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the period.

(3) Represents an adjustment after performing a physical inventory account.

(4) Represents an operating expense related to inventory loss related to regulatory changes impacting labels and packaging

Contacts

PR:

5W Public Relations
cbdMD@5wpr.com

(212) 999-5585

Investors:

cbdMD, Inc.
John Weston
Director of Investor Relations
John.Weston@cbdMD.com
(704) 249-9515

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